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                                                                 EXHIBIT 10.4.29


                               COVENANT AGREEMENT

THIS IS AN AGREEMENT (the "Agreement") dated as of September 25 ,1998, by Bank One, NA (Lender); and Neoprobe Corporation (individually, collectively and interchangeably, "Borrower").

                                    RECITALS
                                    --------

Lender has extended or is extending one or more loans to Borrower (individually, collectively and interchangeably, and including any renewals, extensions or modifications thereof, the "Loan") evidenced by one or more promissory notes (individually, collectively and interchangeably, and including any renewals, extensions or modifications thereof, the "Note") as follows:

         Date of Note                                Principal Amount of Note
         ------------                                ------------------------

         September 25, 1998                          $1,000,000.00

                                    AGREEMENT
                                    ---------

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

RECITALS. The above Recitals are incorporated by reference into the body of this Agreement as if they were repeated verbatim herein.

FINANCIAL INFORMATION. Borrower covenants and agrees with Lender that, while this Agreement is in effect, Borrower shall:

         QUARTERLY STATEMENTS. As soon as available, and in no event later than forty-five (45) days after the end of each fiscal quarter of Borrower, furnish to Lender Borrower's financial statements for the period ended, including a balance sheet and income statement, prepared and certified as correct (subject to year-end review adjustments), to the best knowledge and belief, by Borrower's chief financial officer or other person reasonably acceptable to Lender. All such statements shall be prepared in accordance with generally accepted accounting principles or such other accounting principles acceptable to Lender in its sole discretion.

         ANNUAL STATEMENTS. As soon as available, and in no event later than one hundred twenty [120] days after the end of each fiscal year of Borrower, furnish to Lender Borrower's annual financial statements for the year ended, including a balance sheet, income statement and statement of cash flows, such financial statements to be reviewed by certified public accountants reasonably acceptable to Lender. All such statements shall be prepared in accordance with generally accepted accounting principles or such other accounting principles acceptable to Lender in its sole discretion.

         ADDITIONAL INFORMATION. Furnish Lender with such additional information, statements and reports with respect to Borrower's financial condition and business operations as Lender may request from time to time.

LETTER(S) OF CREDIT; FURTHER RESTRICTIONS ON ADVANCES UNDER THE NOTE. Borrower may request that Lender issue a letter or letters of credit in an aggregate undrawn amount of the Note (the "Letters of Credit") from time to time for the benefit of Borrower (the "Letters of Credit Commitment). The letters of Credit Commitment shall be available to the Borrower subject to the limitations herein, in whole or in part and from time to time until July 30, 1999; provided that the maturity of any Letters of Credit shall not be greater than
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one year from the date of issuance nor later than August 31, 1999. Prior to the issuance of any Letter of Credit, Borrower agrees to execute and deliver to Lender such standard application and/or reimbursement agreement in use by lender at that time (each a "Letter of Credit Agreement"). Borrower agrees that, at the sole discretion of Lender, whenever amounts become due to Lender from Borrower for reimbursement under a Letter of Credit Agreement, Lender may (but shall not be obligated to) treat such event as a request for an advance under this note and directly apply the proceeds of such advance to the payment of the then outstanding reimbursement obligations of Borrower under the Letter of Credit Agreement. The Letter of Credit Agreement with respect to the issuance of any letter of Credit pursuant to this Note shall provide, among other things, for the payment to Lender by Borrower of an annual commission of one percent [1.00%] per annum, based on a 360 day year basis and subject to a minimum of Two Hundred Dollars [$200.00] per annum.

REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Lender, as of the date of this Agreement, as of the date of each request for an advance or disbursement of Loan proceeds, as of the date of any renewal, extension or modification of any Loan, and at all times any indebtedness exists thereunder, or any commitment or obligation to make any Loan exists hereafter: (a) Borrower, if not an individual, is an entity duly organized and validly existing under the laws of Delaware. (b) The execution, delivery and performance of this Agreement and all other Related Documents (as defined in the Note) to which Borrower is a party have been duly authorized by all necessary action, require no further consent of any person, regulatory authority or governmental body, and do not conflict with, result in a violation of, or constitute a default under any agreement binding upon Borrower, or any law, regulation or court decree or order applicable to Borrower. (c) This Agreement and all other Related Documents to which Borrower is a party constitute legal, valid and binding obligations of Borrower enforceable in accordance with their respective terms.

TERM. This Agreement shall be effective until the Loan has been paid in full and Lender has no commitments or obligations to make or allow advances or draws under the Loan.

DEFAULT. Failure of Borrower to abide by any of the terms, conditions, covenants or provisions of this Agreement shall, in addition to all other defaults or events of default, be a default or an event of default under the Note.

MISCELLANEOUS PROVISIONS.

         GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of Ohio, without giving effect to conflict of laws rules.

         ENTIRE AGREEMENT; BINDING EFFECT. This Agreement, together with the Note and all Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth herein, and shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.

         AMENDMENT. No alteration, amendment, rescission, supplementation, modification or waiver of this Agreement shall be effective unless given in writing and signed by the party or parties sought to by charged or bound thereby.

         TIME. Time is of the essence in the performance of this Agreement.

         WAIVER. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, or any course of dealing between Lender and Borrower, or between Lender and any party to any other Related Document, shall constitute a waiver of any of Lender's rights or of any obligations of Borrower

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         or such other party as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent in subsequent instances where such consent is required, and in all cases such consent may be granted or withheld in the sole discretion of Lender.

         HEADINGS. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

         COSTS AND EXPENSES. Borrower agrees to pay upon demand all of Lender's expenses, including attorneys' fees, incurred in connection with the preparation, execution, enforcement, modification and collection of this Agreement or in connection with the Loan made pursuant to this Agreement. Lender may hire one or more attorneys to help collect the Loan if Borrower does not pay, and Borrower will pay Lender's reasonable attorneys' fees.

         SEVERABILITY. If a court of competent jurisdiction finds any provision of this Agreement to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other person or circumstance. If feasible, any such offending provision shall be deemed to be modified to be within the limits of enforceability or validity; however, if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Agreement in all other respects shall remain valid and enforceable.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above, but actually on the dates set forth below.


BORROWER:                  Neoprobe Corporation

                           By:     /s/ Brent L. Larson
                                   -----------------------------

                           Title:  Vice President, Finance

                           Date:   9/28/98


LENDER:                    BANK ONE, NA

                           By:     /s/ David T. Clark
                                   -----------------------------

                           Title:  Vice President

                           Date:   9/28/98

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